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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
October 8, 2003

Marine JET Technology Corp
MARINE JET TECHNOLOGY CORP
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33297	88-0450923
(Commission File No.)	(IRS Employer ID)

4805 158 Court NE
(Address of principal executive offices and Zip Code)

(425) 869-2723
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibits	Document Description
99.1 99.2	Press Release. Information regarding fast ship propulsion.

ITEM 9.       REGULATION FD DISCLOSURE

The Company disclosed certain information regarding propulsion systems.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of October, 2003.

Marine JET Technology Corp MARINE JET TECHNOLOGY CORP
BY:	/s/ Jeff Jordan Jeff Jordan, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors